UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): December 29, 2004


                            HEALTHSOUTH Corporation
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        1-10315                                           63-0860407
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


               One HEALTHSOUTH Parkway, Birmingham, Alabama 35243
          ------------------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)


                                 (205) 967-7116
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              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01. REGULATION FD DISCLOSURE.

           On December 29, 2004, a news article was published containing an interview given by Jay Grinney, Chief Executive Officer of HEALTHSOUTH Corporation ("HEALTHSOUTH" or the "Company"). The news article is attached to this Current Report on Form 8-K as Exhibit 99.

           The article incorrectly reported that the Company would complete obtaining new terms on the Company's bank loans within the next two weeks. HEALTHSOUTH hereby clarifies that the news article should have reported that the Company remains hopeful to obtain an amended credit facility within two months.

           The information contained herein is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this Current Report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this Current Report on Form 8-K.

FORWARD LOOKING STATEMENTS

           Certain matters discussed herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934, which represent HEALTHSOUTH's current expectations and beliefs concerning future events that involve risks and uncertainties which could cause actual results to differ materially from those currently anticipated. Such information is based on numerous assumptions (a substantial number of which are contained in the presentation) and involve a number of risks and uncertainties, many of which are beyond our control, including: completion of the investigations by the SEC and DOJ into our financial reporting; completion of the investigation by CMS into our cost reports and other matters; the resolution of outstanding litigation, including certain class action litigation alleging violations under federal securities laws and certain "qui tam" actions; our ability to successfully refinance our existing public indebtedness as it becomes due; our ability to amend or refinance our senior bank credit facility, which is currently in default; our ability to continue to operate in the ordinary course and manage our relationships with our creditors, vendors and suppliers, physician partners, employees and patients; changes, delays in or suspension of reimbursement for our services by governmental or private payors; changes in the regulation of the healthcare industry at either or both of the federal and state levels, including the implementation of the recently adopted 75% Rule; competitive pressures in the healthcare industry and our response thereto; our ability to obtain and retain favorable arrangements with third-party payors; and general conditions in the economy and capital markets. You are cautioned not to place undue reliance on the forward-looking statements contained in the presentation.


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

                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HEALTHSOUTH CORPORATION


                                        By: /s/ Gregory L. Doody
                                            ------------------------------------
                                            Name:  Gregory L. Doody
                                            Title: Executive Vice President,
                                                   General Counsel and Secretary


Dated: December 29, 2004


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

                                 EXHIBIT INDEX


Exhibit Number         Description
--------------         -----------

     99 Article, "HealthSouth chief eyes SEC, shareholder suits" The Birmingham News, published December 29, 2004


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